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                                                                 EXHIBIT 10.7(b)


                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this
"Amendment") is made as of July 11, 1996 by and among Digital Television Services of New Mexico, LP, a Georgia limited partnership ("Purchaser"), Teg DBS Services, Inc., a Nevada corporation ("Seller"), Kulwinder Singh, a resident of the State of California ("Kulwinder"), and Jadwinder Singh, a resident of the State of California ("Jadwinder")(Kulwinder and Jadwinder are hereinafter collectively referred to as "Owners").

                                    RECITALS

         Purchaser, Seller and Owners entered into an Asset Purchase Agreement dated as of June 28, 1996 (the "Asset Purchase Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement. Purchaser, Seller and Owners have determined that it is in their mutual best interest to clarify and amend the Asset Purchase Agreement in accordance with Section 11.8 thereof.

                               TERMS OF AMENDMENT

         Purchaser, Seller and Owners agree as follows:

         1. AMENDMENT OF LIST OF SCHEDULES. The List of Schedules forming a part of the Table of Contents shall be amended by deleting the following: "Schedule 4.3(e) Collateral Assignment".

         2. AMENDMENT OF SECTION 4.3(c). Section 4.3(c) shall be deleted in its entirety and the following new Section 4.3(c) shall be inserted in lieu thereof:

                  "(c) the sum of Five Million Two Hundred Fifty Thousand Dollars ($,5,250,000) by the delivery of a Promissory Note substantially in the form attached hereto as Schedule 4.3(c) (the "Note"), less any adjustments and reductions as provided in Section 4.4 herein. The Note will be secured by all of the assets of Purchaser pursuant to the Security Agreement substantially in the form attached hereto as Schedule 4.3(d) (the "Security Agreement")."

         3. AMENDMENT OF SECTION 9.5(c). Section 9.5(c) shall be deleted in its entirety and the following new Section 9.5(c) shall be inserted in lieu thereof:

                  "(c) the Letter Agreement from the NRTC and DirecTv to Seller substantially in the form attached hereto as Schedule 9.5(c)."

         4. AMENDMENT OF SCHEDULE 4.3(d). Schedule 4.3(d) shall be deleted in its entirety and the Schedule 4.3(d) attached hereto shall be inserted in lieu thereof.


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         5. MODIFICATION. Except as modified hereby, the terms and conditions of the Asset Purchase Agreement shall remain in full force and effect.

         6. GOVERNING LAW. This Amendment shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Georgia, without regard to the choice of law provisions thereof.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.


                               PURCHASER:

                               Digital Television Services of New Mexico, LP

                               By:  Columbia DBS Management, LLC
                                    Its: General Partner

                               By:
                                    -----------------------------------
                                    Douglas S. Holladay, Jr., President

                               SELLER:

                               Teg DBS Services, Inc.

                               By:
                                    -----------------------------------
                                    Its:
                                         ------------------------------




                                                                     (SEAL)
                               -----------------------------------
                               Kulwinder Singh


                                                                     (SEAL)
                               -----------------------------------
                               Jadwinder Singh



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